UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2008

Kraton Polymers LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15710 John F. Kennedy Blvd., Suite 300, Houston, Texas		77032
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-504-4700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Current Report on Form 8-K filed on February 6, 2008 is hereby amended to correct an error in the summary of the material terms of the consulting agreement between Kraton Polymers LLC ("the Company") and George B. Gregory. The 8-K erroneously stated that the termination date of the consulting period was June 20, 2008, rather than the actual termination date of June 30, 2008. The first sentence of the second paragraph of the Current Report on Form 8-K filed on February 6, 2008 is thus replaced in its entirety with the following:

The terms of the consulting agreement provide, among other things, that Mr. Gregory will be a consultant to the Company from February 1 to June 30, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Polymers LLC

February 7, 2008	By:	/s/ Stephen W. Duffy

Name: Stephen W. Duffy
Title: Vice President and General Counsel